EXECUTION VERSION Classification: Limited COMMITMENT ADJUSTMENT NOTICE December 18, 2025 (KKR ENHANCED US EVDL FUNDING LLC) Citibank, N.A., as the Administrative Agent and as a Lender 388 Greenwich Street, 6th Floor Trading New York, New York 10013 Attention: Vincent Nocerino Tel: 212-723-1154 Fax: (626) 236-4469 Email: vincent.nocerino@citi.com; portfoliotrsdesk@citi.com The Bank of New York Mellon Trust Company, National Association, as the Collateral Agent 601 Travis Street, 16th Floor Houston, Texas 77002 Attention: Global Corporate Trust – KKR Enhanced US EvDL Funding LLC Email: KKRclientservice@bnymellon.com Re: Loan and Servicing Agreement, dated as of April 1, 2024 Ladies and Gentlemen: This Commitment Adjustment Notice is delivered to you pursuant to Section 2.16 of that certain Loan and Servicing Agreement, dated as of April 1, 2024 (as the same may be amended, modified, supplemented, restated or replaced from time to time in accordance with the terms thereof, the “Loan and Servicing Agreement”), by and among KKR Enhanced US EvDL Funding LLC, as borrower (the “Borrower”), KKR Enhanced US Direct Lending Fund-L Inc., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), each of the lenders from time to time party thereto (the “Lenders”), Citibank, N.A., in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), The Bank of New York Mellon Trust Company, National Association, as the collateral agent, the account bank and the collateral custodian and Citibank, N.A. and KKR Capital Markets LLC, as the joint lead arrangers. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Servicing Agreement. 1. The Borrower hereby requests a permanent increase to the Facility Amount in the principal amount of $100,000,000 (“Facility Increase”) on December 18, 2025 (the “Commitment Adjustment Date”). 2. The Borrower hereby certifies that as of the Commitment Adjustment Date, the following conditions have been satisfied:

Classification: Limited (A) no Unmatured Event of Default or Event of Default has occurred and is continuing; (B) such Facility Increase is in an amount at least equal to $5,000,000 and integral multiples of $5,000,000 in excess thereof; (C) each of the representations and warranties of the Borrower contained in the Transaction Documents are true and correct in all material respects as of such date (except to the extent such representations and warranties expressly relate to any earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date as if made on such date); and (D) the Borrower has delivered to the Administrative Agent evidence that the Borrower is authorized to agree to such Facility Increase (which evidence may be delivered on the Closing Date). [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Classification: Limited IN WITNESS WHEREOF, the undersigned has executed this Commitment Adjustment Notice as of the date first written above. KKR ENHANCED US EVDL FUNDING LLC, as Borrower By: /s/ Jeffrey M. Smith Name: Jeffrey M. Smith Title: Vice President